Exhibit 99.1
Investor Presentation September 2008

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this presentation are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on various factors and were derived utilizing numerous assumptions and other important factors that could cause results to differ materially from those in the forward- looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "plans," "may increase," "will," "may," "should" and "could" are generally forward-looking in nature and not historical facts. Examples of forward-looking statements include, but are not limited to, our expectations regarding capturing market share, the performance of our mortgage reinsurance business, and that recourse loans will wind down by June 30, 2009. Factors that could cause actual results to differ materially from expectations are included in the "Cautionary Note Regarding Forward-Looking Statements" and "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008. Investors are cautioned not to place undue reliance on these forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report unanticipated events unless required by law.

Leading Mortgage Outsourcing Business Leading provider of private label mortgage services and a top originator and servicer of prime mortgage loans 11th largest* total mortgage originator at 6/30/08 12th largest* servicer with a $145.2 billion portfolio at 6/30/08 Origination market share of 2.3%* Focus on high quality prime originations Unique front-end retail platform with purchase finance bias Summary Financials *Source: Company filings & Inside Mortgage Finance, Copyright 2008 Mortgage Source: Company filings.

Leading Fleet Management Business "One stop" provider of fleet management services with a broad range of product offerings and best in class technologies Second-largest * vehicle management services provider in U.S. and Canada with over 630,000 vehicles under management at 12/31/07 Well diversified portfolio of leases to large companies including many Fortune 500 companies Summary Financials * Source: Automotive Fleet Fact Book, Copyright 2008 Fleet Management Source: Company filings.

A leading player in mortgage outsourcing and fleet management services Relationship driven businesses Low risk fleet management business Award-winning fleet technology Unique mortgage outsourcing model well positioned for the future Proven underwriting results Experienced and prudent senior management team Trading at a significant discount to book Investment Highlights

Top 15 Total Originators for June 2008 YTD Established in 1984 Leading provider of private label mortgage solutions A top originator and servicer of mortgage loans Unique origination platform focused on organic growth Comprised of two segments: Production - originate, purchase and sell prime mortgage loans (average FICO score on originations of 738 in the first half of 2008) through financial institutions, real estate brokers and corporate relocation programs Servicing - service mortgage loans primarily originated by PHH Top 15 Mortgage Servicers for June 2008 YTD Source: Company filings & Inside Mortgage Finance, Copyright 2008. Source: Company filings & Inside Mortgage Finance, Copyright 2008. Mortgage Overview

Focus on Purchase Market Historical Focus on Prime Unique Distribution (YTD June 2008) Strong Customer Momentum Eight new client signings this year through 9-3-08 Recent clients signed in 2007-08 include: Integra Bank Citizens / Republic Bank Amcore Bank New York Community Bancorp Comerica UBS Financial Institutions Real Estate Brokers Relocation Business East 66 31 3 Conforming Jumbo Alt-A Second Other East 56 23 8 10 3 Conforming Jumbo Second Lien - Fee based Other East 64 22 11 3 High Quality Origination Platform

Origination Business Model 3% Secondary Market transaction 66% 31% Consumer Origination platform Investor services Relocation Real Estate Brokers Financial Institutions PLS Face-to-Face Wholesale/ Correspondent PLS Teleservices Client relationship Services Servicing PLS Internet Bundled origination assistance and mortgage servicing Access to high-quality customer base through three business channels Limited credit risk on mortgage loans originated Fee-based loans (comprised of loans brokered to third parties & loans originated & held for investment on outsource client balance sheets) represented 37% of originations in the first half of 2008 Loans closed to be sold into capital markets are generally sold within 60 days Recurring fee stream through retained servicing rights Unique Mortgage Origination Model

PHH Mortgage is the exclusive recommended provider to Realogy's owned real estate operations Realogy is a leading owner/franchiser of real estate brokerage services in the US Mortgage venture owned 50.1%/49.9% by PHH and Realogy, respectively 50-year term, subject to early termination under certain circumstances Strategic Relationship with Realogy

Production Servicing 1997 29.7 2000 1998 43 2000 1999 52.2 2000 2000 82.2 2000 2001 98.8 2000 2002 115.8 2000 2003 138.6 2004 145.7 2005 157.3 2006 160.2 2007 159.2 Q2'08 145.2 Generates fee income for servicing mortgage loans held by investors, predominantly originated from PHH's "prime" platform Favorable delinquency experience with only 0.42% of portfolio at 90+ days delinquent as of 6/30/08 Low pre-payment rates MSRs booked at 1.30% of UPB as of 6/30/08 Overview High Quality Assets Servicing Portfolio ($ billions) Data Conventional 90.2 Government 6.5 Heloc 3.3 Data Conforming Best Efforts 77 Prime Jumbo 12 Other 11 Data as of 06/30/08. High Quality Servicing Franchise * * $18.6 Billion of servicing transferred in Q2'08.

MSR Data Comparison * * Financial data for industry participants compiled by PHH based on SEC filings and other publicly available information

Mortgage Reinsurance Maximum potential exposure to reinsurance losses of $695 million, $508 million of which is from 2004 and earlier $50 million in reserves as of 6/30/08 We believe the PV of future premiums are $14 million below the PV of future claims on our existing book

Recourse Loans and Reserves Recourse Loans as of 6/30/08* Approximately $300 million in loans, of which approximately 9% are 90+ days delinquent 50% originated in 2003 & prior 11% originated in 2004 Most at risk years (2005 through 2008) represent 39% of this portfolio $1.4 billion in recourse loan program, which was halted in the second half of 2007, expected to wind down close to zero by 6/30/09 Total mortgage credit-related reserves, including mortgage reinsurance, were $118 million as of 6/30/08 * Revised from prior Q2 2008 disclosure to reflect the identification of approximately $160 million of loans for which we have subsequently determined to not have recourse. Total loans 90+ days delinquent remained at approximately $27 million as of 6/30/08.

Founded in 1946 Industry leader - second largest vehicle management services provider in United States and Canada combined Fully integrated service provider Technology leader Consistent and long standing client relationships - servicing nearly one-third of Fortune 500 companies Exceptional asset performance Significant fee income and minimal residual risk (96% of leases are open-end where the client assumes residual risk) Experienced and long-tenured management team GE PHH Wheels ARI Enterprise LeasePlan Others East 809500 548000 292000 482000 225000 385000 244061 Source: Automotive Fleet 2008 Fact Book Fleet Management Overview

Financing + Net Financing Revenue Fee-Based Services Maintenance Accident Management Fuel Card Management Fees Strategy is to continue to expand the customer base and enhance value added services Focused on providing integrated fleet management solutions Continued emphasis on less capital intensive fee-based products High quality services and value-added products drive client acquisition and retention Fleet Management Revenue Model

Diversified Customer Base Limited Obligor Concentration - as of 12/31/07 No individual client represents more than 4% of portfolio Top ten clients represent approximately 23% of portfolio Unit Breakdown Portfolio is predominantly comprised of cars and light duty trucks Medium duty & heavy duty trucks, forklifts and equipment represent the remainder Superior Credit Quality Net charge-offs did not exceed 7 bps of asset value in each of the last 5 years Secured lending to nearly one-third of Fortune 500 companies Over 100 clients have been with PHH for 20 years or more Representative Clients Colgate-Palmolive United Technologies DuPont ConAgra Black & Decker Textron Monsanto Strong Customer Base and Diversified Revenue Streams

High Quality Fleet Assets Lease Portfolio ($ millions) Net Charge-offs ($ millions) 2005 2006 2007 Total Book Value 3966 4147 4224 % Open-end 0.97 0.95 0.96 2005 2006 2007 Net Losses 0.3 1.1 0.5 Net Losses as % of EOP $ Amount of Leases 0.0001 0.0003 0.0001

Financial Update

Second Quarter 2008 Results (In Millions)

Available capacities as of 6/30/08 were approximately: $162 million in unsecured capacity $1.378 billion in excess mortgage warehouse capacity $451 million in excess capacity in vehicle management asset-backed debt Government Sponsored Entities (GSE's) remain the primary source of secondary market liquidity for PHH Liquidity Position

Historical Capital Structure

Other Topics to be Discussed PHH value proposition for clients Mortgage Fleet How captive insurance works

A leading player in mortgage outsourcing and fleet management services Relationship driven businesses Low risk fleet management business Award-winning fleet technology Unique mortgage outsourcing model well positioned for the future Proven underwriting results Experienced and prudent senior management team Trading at a significant discount to book Investment Highlights